Gold Bank
Funds

Prospectus
January 1, 2002

Gold Bank Equity Fund
Gold Bank Money Market Fund

Gold Bank
Funds

Mutual funds managed by
Gold Capital Management, Inc.,
a subsidiary of Gold Banc Corporation, Inc.

Shares of the Funds have not been approved or disapproved by the Securities and
Exchange Commission nor has the Commission passed on the adequacy of this
Prospectus. Any representation to the contrary is a criminal offense.

PROSPECTUS                                                JANUARY 1, 2002
                                                     Toll-Free 1-800-481-2591

Gold Bank Equity Fund
Gold Bank Money Market Fund

Investment Advisor, Distributor and Manager:
Gold Capital Management, Inc.
Overland Park, Kansas

                                                                          Page
Information About the Funds
Investment Objectives, Principal Investment Strategies and Risks             2
     Gold Bank Equity Fund                                                   2
     Gold Bank Money Market Fund                                             3
Performance                                                                  5
Fees and Expenses                                                            5
Management                                                                   6
Investment Advisor, Distributor and Manager                                  6
Financial Highlights                                                         7

Information About Investing
How to Purchase Shares                                                       7
How to Redeem Shares                                                         8
Additional Policies about Transactions                                       8
Shareholder Services                                                        10
How Share Price is Determined                                               10
Dividends, Distributions and their Taxation                                 11
Conducting Business with the Gold Bank Funds                                12

The shares offered by this Prospectus are not deposits or obligations of, nor guaranteed by, Gold Banc Corporation, Inc. or any other banking institution.
They are not federally insured by the Federal Deposit Insurance Corporation
(FDIC) or any other government agency. These shares involve investment risks, including the possible loss of the principal invested.

INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RISKS

GOLD BANK EQUITY FUND

Investment Objectives

The Fund's primary investment objective is to achieve long-term growth of capital. Its secondary objective is to provide current income from dividends or interest. These investment objectives may be changed by the Fund's Board of
Trustees without shareholder approval.

Principal Investment Strategies

The Fund maintains a diversified portfolio of investments and normally invests at least 80% of its net assets in domestic equity securities. Equity securities include common stocks, which represent a share of the ownership of a company.
The value of a company's common stock is based on the success of the company's business, any income paid to stockholders, the value of the company's assets, general market conditions and the expectations of investors.

The Fund may invest in securities of companies of any size market capitalization
(share price multiplied by the number of common stock shares outstanding), including a significant portion of its assets in smaller companies (those with market capitalization less than $2 billion at time of purchase). Normally, however, the majority of the Fund's investments are in mid-cap and large-cap stocks.

The Fund buys equity securities of companies that the adviser believes are valuable because they offer opportunities for above-average growth in revenues, earnings or dividends, or because they have valuable market share, assets, franchises, trademarks or other attributes that suggest that the company's business outlook is favorable. The adviser also uses fundamental investment analysis to evaluate a company's price-to-earnings, price-to-book, or price-to-cash flow ratios, or other factors such as dividend yield, in an effort to identify companies whose securities are available at favorable prices. As part of the adviser's investment selection process, the adviser considers the overall economic climate and the business cycle, as well as the outlook for various industries and sectors. The Fund does not concentrate its investments in any single industry.

The Fund generally sells securities when the adviser believes that they no longer provide attractive opportunities for capital growth or income due to changes in the company's fundamental financial characteristics, changes in the outlook for the relevant marketplace, industry or sector, or deterioration in firm management or the execution of the company's business strategy. Although the Fund may also sell a security to take profits, or when its price rises to a level where the adviser believes that there may be greater opportunities for capital growth elsewhere, the Fund generally favors a "buy and hold" approach and does not engage in frequent trading.

The Fund seeks to achieve its secondary objective of income by investing in stocks that pay dividends. The Fund is also authorized to invest up to 20% of its net assets in other securities, including securities that are convertible into equity securities, or in fixed-income securities that may provide income, such as high grade corporate bonds, government securities, or money market funds and money market instruments.

The Fund generally holds some cash, short-term debt obligations, government securities or other high-quality investments for reserves to cover redemptions and unanticipated expenses. There may be times, however, when the Fund attempts to respond to adverse market, economic, political or other conditions by investing up to 100% of its assets in those types of investments for temporary defensive purposes. During those times, the Fund will not be able to pursue its primary investment objective and, instead, will focus on preserving its assets.

Principal Risks

Market Risks. The principal risk of investing in the Fund is that equity securities, including common stocks, are subject to market, economic and business risks that will cause their prices to fluctuate over time. Different types of investments tend to shift in and out of favor depending on market and economic conditions. While common stocks have historically been a leading choice of long-term investors, stock prices may decline over short or even extended periods. Therefore, the value of your investment in the Fund may go down and you could lose money.

In addition, the Fund's investment success depends on the skill of the investment adviser in evaluating, selecting and monitoring the Fund's assets. If the adviser's conclusions about growth rates or stock values are incorrect, the
Fund may not perform as anticipated.

Small and Mid-Sized Company Risks. Smaller and mid-sized company securities have traditionally been more volatile in price than larger company securities, especially over the short term. Among the reasons for the greater price volatility are the less certain growth prospects of smaller and mid-sized companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of these companies to changing economic conditions.

Smaller and mid-sized companies also may lack depth of management, be unable to generate funds necessary for growth or development, or be developing or marketing new products or services for which markets are not yet established and may never become established. Smaller companies, and to some extent mid-sized companies, may involve substantial risk and should be considered speculative.

More detailed information about the Fund, its investment policies and risks can be found in the Fund's Statement of Additional Information, which is available upon request from the Fund at no charge.

GOLD BANK MONEY MARKET FUND

Investment Objective

The Fund's investment objective is to earn the maximum amount of income that is consistent with maintaining the safety and liquidity of the Fund's assets, and to maintain a constant net asset value of $1 per share. This investment objective may be changed by the Fund's Board of Trustees without shareholder approval.

Principal Investment Strategies

The Fund pursues its objective by investing in high quality, short-term debt instruments (money market securities) in a manner that meets the federal requirements for quality, maturity and diversification applicable to money market mutual funds. Examples of these securities are as follows:

     o U.S. Government Securities: Direct obligations of the U.S. government, such as Treasury bills, notes or bonds.

     o U.S. Government Agency Securities: Obligations of U.S. government agencies and instrumentalities that are secured by the full faith and credit of the U.S. Treasury; or that are secured by the right of the issuer to borrow from the U.S. Treasury; or that are supported by the credit of the particular government agency or instrumentality.

     o Bank Obligations: Domestic short-term obligations issued by larger U.S.
     commercial banks and savings and loan associations that are members of the
     Federal Deposit Insurance Corporation, or holding companies of such banks and associations. Bank obligations may include fixed, floating or variable rate certificates of deposit, letters of credit, time deposits, bank notes and bankers' acceptances.

     o Commercial Paper: Short-term obligations of a bank, corporation, or other borrower that meet the Fund's high credit-quality standards.

     o Repurchase Agreements: Agreements to buy securities (usually government securities) and then sell the securities back after a short period of time at a higher price. The Fund normally enters into overnight repurchase agreements.

The Fund maintains a dollar weighted average portfolio maturity of 90 days or less and only buys securities with remaining maturities of 397 days or less.
Also, the Fund only buys securities that the adviser determines present minimal credit risks and are rated in the top two short-term ratings by nationally recognized ratings services (or comparable unrated securities).

Principal Risks

Credit Risks: Changes in an issuer's financial strength or credit rating may affect a security's value. In addition, it is possible that an issuer of a money market security may be unable to make interest and/or principal payments that are payable to the Fund. Financial services companies such as banks are highly dependent on the supply of short-term financing. The value of securities issued by financial services companies can be sensitive to changes in government regulation, interest rates and to economic downturns.

Interest Rate Risks. Interest rate changes are unpredictable and occur in response to general economic conditions and also as a result of actions by the
Federal Reserve Board. A reduction in short-term interest rates will normally result in reduced interest income to the Fund and reduced dividends payable to shareholders. An increase in short-term interest rates will normally have the effect of increasing dividends to shareholders.

Investments in the Fund are not insured or guaranteed by the Federal Deposit
Insurance Corporation or any other government agency. While the Fund seeks to maintain its share price at $1.00, the yield earned by the Fund will fluctuate and it is possible to lose money by investing in the Fund.

More detailed information about the Fund, its investment policies, credit standards, and risks can be found in the Fund's Statement of Additional
Information, which is available upon request from the Fund at no charge.

PERFORMANCE

The Funds are new as of January 1, 2002, therefore, there is no past performance. When the Funds establish a performance record, this section will contain a bar chart that shows changes in the Funds' returns from year to year, as well as a table that shows the Funds' average annual total returns.

FEES AND EXPENSES

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Funds. Gold Bank Equity Fund and Gold Bank Money Market
Fund are new Funds as of January 1, 2002, so the amounts of "Other Expenses" are based on estimates for the first year of operations.

                                                                               Gold Bank              Gold Bank
                                                                              Equity Fund         Money Market Fund
Shareholder Fees
(fees paid directly from your investment)
     Maximum Sales Charge (Load) Imposed on Purchases                             None                   None
     Maximum Deferred Sales Charge (Load)                                         None                   None
     Maximum Sales Charge (Load) Imposed
         on Reinvested Dividends                                                  None                   None
     Redemption Fee                                                               None                   None
     Exchange Fee                                                                 None                   None

Annual Fund Operating Expenses
(expenses deducted from Fund assets)
     Management Fees                                                              .75%                   .50%
     Distribution (12b-1) Fees                                                    .25%                   None
     Other Expenses1                                                              .20%                   .20%
     Total Net Expenses                                                          1.20%                   .70%
     Less Manager's Fee Waiver/Payments2                                        (.15%)                 (.15%)
     Net Expenses                                                                1.05%                   .55%

Examples

The following examples are intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in a Fund for the time periods indicated and then redeem all your shares at the end of those periods. The examples also assume that your investment has a 5% return each year and that the Funds' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                                   Gold Bank                 Gold Bank
                                                                  Equity Fund            Money Market Fund
1 Year                                                            $     107                 $     56
3 Years                                                           $     366                 $    209

MANAGEMENT

The management and affairs of the Funds are supervised by the Gold Bank Funds
Board of Trustees under the laws of the State of Delaware. The Trustees have approved agreements under which, as described below, certain companies provide essential management, administrative and investment advisory services to the
Funds.

INVESTMENT ADVISOR, DISTRIBUTOR AND MANAGER

Gold Capital Management, Inc., ("Gold Capital"), 10975 El Monte, Suite 225,
Overland Park, Kansas 66211, serves as the investment advisor, distributor and manager of each Fund. As investment advisor, Gold Capital provides each Fund with professional investment supervision and management. As manager, Gold
Capital provides or pays the cost of all management, supervisory and administrative services required in the normal operation of the Funds. Gold
Capital serves in its capacity as investment advisor and manager under a management agreement entered into with Gold Bank Funds on behalf of each Fund.
The management agreement provides for each Fund to pay the Advisor a monthly fee equal on an annual basis to a percentage of its average daily net assets as follows: 0.75% for the Gold Bank Equity Fund and 0.50% for the Gold Bank Money
Market Fund.

The manager has entered into a contractual agreement through December 31, 2002 to waive fees and/or bear Fund expenses in order to limit the Fund's total operating expenses to the amounts shown in the fee tables on page 5. Thereafter, the manager may determine to continue to control Fund operating expenses under a contractual or voluntary arrangement, or it may end the arrangement. If a Fund's assets grow to a point where waivers or expense payments are no longer necessary in order to meet the contractually agreed upon cap, the manager may seek to recoup amounts it waived or paid, but only for a period of three years from the date the amount was waived or paid.

Gold Capital, a wholly owned subsidiary of Gold Banc Corporation, Inc., Overland
Park, Kansas, was founded in 1995 and has served as the advisor of the Gold Bank
Funds since their inception in January, 2002. In addition to advising and managing the Gold Bank Funds, Gold Capital provides advisory services to a broad variety of individual, corporate and other institutional clients.

The Gold Bank Equity Fund is managed by David B. Anderson, Senior Vice President of Gold Capital Management, Inc. Mr. Anderson has over 23 years of investment management experience. Prior to joining Gold Capital Management, Inc. in April
2000, Mr. Anderson served as the officer in charge of the Trust Investment division of UMB Bank, n.a., Kansas City, Missouri, from 1978 to 2000.

The management agreement provides for the Funds to pay for all other services and expenses not specifically assumed by the Advisor. Examples of expenses paid by the Funds include registration fees, foreign custody and accounting fees,
Trustees fees and expenses, printing and distribution of shareholder reports, and the fees of outside legal and accounting firms.

In addition, operating expenses not required in the normal operation of the
Funds are also payable by the Funds. These expenses include taxes, interest, governmental charges and fees, including registration of the Fund with the
Securities and Exchange Commission, and the fees payable to various states, brokerage costs, dues, and all extraordinary costs including expenses arising out of anticipated or actual litigation or administrative proceedings.

FINANCIAL HIGHLIGHTS

The Funds are new as of January 2002; therefore, there are no financial highlights.

HOW TO PURCHASE SHARES

12b-1 Distribution Fees

     The Gold Bank Equity Fund has adopted a plan under rule 12b-1 that allows the Fund to pay distribution fees for the sale and distribution of its shares. Because these fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

How to Buy Shares (see chart on page 12 for details)

     By phone, mail or wire

     Through Automatic Monthly Investments

     Through exchanges with other Gold Bank Funds

Minimum Initial Investment

     $2,500 for most accounts

     $250 for IRA and Uniform Transfer (Gift) to Minors accounts

     $100 with Automatic Monthly Investments

     $2,500 for exchanges with another Gold Bank Fund

Minimum Additional Investments

     $100 for purchases by phone or mail ($1,000 for wire purchases)

     $100 for Automatic Monthly Investments

     $1,000 for exchanges with another Gold Bank Fund

Minimum Account Size

     You must maintain a minimum account size equal to the current minimum initial investment (usually $2,500). If your account falls below this amount due to redemptions (not market action) we may notify you and ask you to increase the account to the minimum. We will close the account and send your money if you do not bring the account up to the minimum within 60 days after we mail you the notice.

HOW TO REDEEM SHARES

You may redeem from your Fund account at any time in the following amounts:

         o any amount for redemptions requested by mail or phone

         o $1,000 or more for redemptions wired to your account (there may be a fee)

         o $50 or more for redemptions by a systematic redemption plan (there may be a fee)

         o $1,000 or more for exchanges to another Gold Bank Fund

         o $100 or more for redemptions by automatic monthly exchange to another
           Gold Bank Fund

Redemption requests must include the information described in the chart on pages twelve and thriteen and are subject to certain additional policies described below.

ADDITIONAL POLICIES ABOUT TRANSACTIONS

We cannot process transaction requests that are not complete and in proper form as described in this section and in the chart on pages twelve and thirteen. We may cancel or change our transaction policies without notice. To avoid delays, please call us if you have any questions about these policies.

If you wish to purchase (or redeem) shares of a Gold Bank Fund through a broker, a fee may be charged by that broker. In addition, you may be subject to other policies or restrictions of the broker such as higher minimum account value, etc.

Purchases -- We may reject orders when not accompanied by payment or when in the best interest of a Fund and its shareholders.

Redemptions -- We try to send redemption proceeds as soon as practical. In any event, we send proceeds by the third business day after we receive a request in good order. We cannot accept requests that contain special conditions or effective dates. We may request additional documentation to ensure that a request is genuine. Under certain circumstances, we may pay you proceeds in the form of readily marketable portfolio securities owned by the Fund. If you receive securities instead of cash, you will be subject to the risk that the securities may fluctuate in price until they are converted to cash, and you may incur brokerage costs when converting them into cash.

If you request a redemption within 15 days of purchase, we may delay sending your proceeds until we have collected unconditional payment, which may take up to 15 days from the date of purchase. For your protection, if your account address has been changed within the last 30 days, your redemption request must be in writing and signed by each account owner, with signature guarantees. The right to redeem shares may be temporarily suspended in emergency situations, only as permitted under federal law.

Signature Guarantees -- You can get a signature guarantee from most banks or securities dealers and certain other financial institutions, but not a notary public. For your protection, we require a guaranteed signature if you request:

         o A redemption check sent to a different payee, bank or address than we have on file.

         o A redemption check mailed to an address that has been changed within the last 30 days.

         o A redemption for $50,000 or more in writing.

         o A change in account registration or redemption instructions.

Corporations, Trusts and Other Entities -- Additional documentation is normally required for corporations, fiduciaries and others who hold shares in a representative or nominee capacity. We cannot process your request until we have all documents in the form required. Please call us first to avoid delays.

Exchanges to Another Fund -- You must meet the minimum investment requirement of the Fund into which you are exchanging. The names and registrations on the two accounts must be identical. Your shares must have been held in an open account for 15 days or more and we must have received proper payment before we will exchange shares. You should review the prospectus of the fund being purchased.
Contact your Gold Capital broker or call us for a free copy at 800-481-2591.

Telephone Services -- During periods of increased market activity, you may have difficulty reaching us by telephone. If this happens, contact us by mail. We may refuse a telephone request, including a telephone redemption request. We will use reasonable procedures to confirm that telephone instructions are genuine. If such procedures are followed, the Fund will not be liable for losses due to unauthorized or fraudulent instructions. At our option, we may limit the frequency or the amount of telephone redemption requests. The Funds, or the
Advisor do not assume responsibility for the authenticity of telephone redemption requests.

Shareholder Reports -- To help keep the Funds' costs low, we attempt to eliminate duplicate mailings to the same address. When two or more Fund shareholders have the same last name and address, we may send just one Fund report to that address rather than mailing separate reports to each shareholder.

SHAREHOLDER SERVICES

The following services are also available to shareholders. Please contact your
Gold Capital broker or call 800-481-2591 for more information:

         o Traditional IRA accounts

         o Roth IRA accounts

         o Education IRA accounts

         o Simplified Employee Pensions (SEPs)

         o Uniform Transfers (Gifts) to Minors accounts

         o Accounts for corporations or partnerships

         o Prototype Retirement Plans for the self-employed, partnerships and corporations.

HOW SHARE PRICE IS DETERMINED

Shares of the Funds are purchased or redeemed at the net asset value per share next calculated after your purchase order and payment or redemption order is received by us in good order. In the case of certain institutions which have made satisfactory payment or redemption arrangements with the Funds and have received your purchase order and payment or redemption order, we may process the order at the net asset value per share next effective after receipt of the order by the institution.

The per share calculation is made by subtracting from a Fund's total assets any liabilities and then dividing into this amount the Fund's total outstanding shares as of the date of the calculation. The net asset value per share is computed once daily for the Equity Fund, Monday through Friday, at 4:00 p.m.
(Eastern Time) on days when the Fund is open for business. These generally are the same days that the New York Stock Exchange is open for trading. The New York
Stock Exchange is closed on weekends, national holidays and Good Friday. The net asset value per share for the Money Market Fund is computed at 1:00 p.m.
(Eastern Time).

Securities owned by a Fund are valued using the closing price or the last sale price on the principal exchange or over-the-counter market where they are traded on the date when assets are valued. Where the security is listed on more than one exchange or traded on more than one over-the counter market, the Funds will use the price of that exchange which it generally considers to be the principal exchange on which the stock is traded.

Short-term instruments maturing within 60 days may be valued at amortized cost.
The Gold Bank Money Market Fund values all assets on the basis of amortized cost. When market quotations are not readily available, any security or other asset is valued at its fair value as determined in good faith by the Board of
Trustees or its designated committee.

DIVIDENDS, DISTRIBUTIONS AND THEIR TAXATION

Distributions -- Your distributions will be reinvested automatically in additional shares of the Fund unless you have elected on your original application, or by written instructions filed with the Fund, to have them paid in cash ($10 minimum check amount). There are no fees or sales charges on reinvestments.

Gold Bank Equity Fund will pay substantially all of its net investment income semiannually, usually in June and December. It is contemplated that substantially all of any net capital gains realized during a fiscal year will be distributed with the fiscal year-end dividend.

Gold Bank Money Market Fund will declare a dividend every business day, equal to substantially all of their undistributed net investment income which is pro-rated daily among the shares eligible to receive it. Daily dividends are accumulated and paid monthly. This Fund's policies relating to maturities make it unlikely that they will have capital gains or losses.

If you buy shares of Gold Bank Equity Fund shortly before the record date of a distribution, please keep in mind that the distribution will lower the value of the Fund's shares by the amount of the distribution and you will then receive a portion of the purchase price back in the form of a taxable distribution.

Tax Considerations -- In general, if you are a taxable investor, Fund distributions are taxable to you as either ordinary income or capital gains.
This is true whether you reinvest your distributions in additional Fund shares or receive them in cash. Any capital gains a Fund distributes are taxable to you as long-term capital gains no matter how long you have owned your shares.

By law, the Fund must withhold a portion of your taxable distributions and sales proceeds unless you provide your correct social security or taxpayer identification number, certify that this number is correct, certify that you are not subject to backup withholding, and certify that you are a U.S. person
(including a U.S. resident alien). The Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 30.5% of your taxable distributions or sales proceeds for calendar year 2001 after August
6, 2001, 30% for calendar years 2002 and 2003, 29% for calendar years 2004 and
2005, and 28% for calendar years 2006 through 2010.

Every January, you will receive a statement that shows the tax status of distributions you received for the previous year. Distributions declared in
December but paid in January are taxable as if they were paid in December.

In general, when you sell your shares of a Fund, you may have a capital gain or loss. For tax purposes, an exchange of your Fund shares for shares of a different Gold Bank Fund is the same as a sale. However, because the Gold Bank
Money Market Fund expects to maintain a $1.00 net asset value per share, investors in this Fund should not have any gain or loss on the sale of its shares.

Fund distributions and gains from the sale of your Fund shares generally are subject to state and local taxes. Non-U.S. investors may be subject to U.S.
withholding estate tax, and are subject to special U.S. tax certification requirements. You should consult your tax advisor about the federal, state, local or foreign tax consequences of your investment in a Fund.

CONDUCTING BUSINESS WITH THE GOLD BANK FUNDS

By Phone

Contact your Gold Capital broker or 800-481-2591

You must authorize each type of telephone transaction on your account application or the appropriate form, available from us. All account owners must sign. When you call, we may request personal identification and tape record the call.

How to Open an Account

If you already have an account with us and you have authorized telephone exchanges, you may call to open an account in another Gold Bank Fund by exchange
($2,500 minimum). The names and registrations on the accounts must be identical.

How to Add to an Account

You may invest by telephone ($100 minimum). After we receive your telephone call, we will deduct from your checking account the cost of the shares.

Availability of this service is subject to approval by the Fund and participating banks.

How to Sell Shares

You may withdraw any amount by telephone ($1,000 minimum if wired). We will send funds only to the address or bank account on file with us. Provide the Fund's name, your account number, the names of each account owner (exactly as registered), and the number of shares or dollar amount to be redeemed. For wires, also provide the bank name and bank account number.

How to Exchange Shares

You may exchange shares ($1,000 minimum or the initial minimum fund requirement)
for shares in another Gold Bank Fund. The shares being exchanged must have been held in open account for 15 days or more.How to Exchange Shares

By Mail

Gold Capital Management
P.O. Box 7410
Overland Park, Kansas 66207

How to Open an Account

Complete and sign the application included with this Prospectus. Your initial investment must meet the minimum amount and you must specify the Fund in which you want to invest. Make your check payable to State Street Bank.

How to Add to an Account

Make your check ($100 minimum) payable to State Street Bank and mail it to us.
Always identify your account number or include the detachable coupon (from your confirmation statement).

How to Sell Shares

In a letter, include the genuine signature of each registered owner (exactly as registered), the name of each account owner, the account number and the number of shares or the dollar amount to be redeemed. We will send funds only to the address of record.

How to Exchange Shares

In a letter, include the genuine signature of each registered owner, the Fund name and your account number, the number of shares or dollar amount to be exchanged ($1,000 minimum) and the Gold Bank Fund into which the amount is being transferred.

By Wire

State Street Bank
Kansas City, Missouri
   ABA #101003621
For Gold Bank Funds/
   AC=8907534329

Please provide your fund number, account number and name on account.

How to Open an Account

Call us first to get an account number. We will require information such as your
Social Security or Taxpayer Identification Number, the amount being wired
($2,500 minimum), and the name and telephone number of the wiring bank. Then tell your bank to wire the amount.

How to Add to an Account

Wire share purchases ($1,000 minimum) should include the names of each account owner, your account number and the Gold Bank Fund in which you are purchasing shares. You should notify us by telephone that you have sent a wire purchase order to State Street Bank.

How to Sell Shares

Redemption proceeds ($1,000 minimum) may be wired to your pre-identified bank account. A minimal fee may be deducted. If we receive your request before 4:00
p.m. (Eastern Standard Time) we will normally wire funds the following business day. If we receive your request later in the day, we will normally wire funds on the second business day. Contact your bank about the time of receipt and availability.

How to Exchange Shares

Not applicable.

Through Automatic Transaction Plans

You must authorize each type of automatic transaction on your account application or complete an authorization form, available from us upon request.
All registered owners must sign.

How to Open an Account

Not applicable.

How to Add to an Account

Automatic Monthly Investment:
You may authorize automatic monthly investments in a constant dollar amount
($100 minimum) from your checking account. We will draft your checking account on the same day each month in the amount you authorize.

How to Sell Shares

Systematic Redemption Plan:

You may specify a dollar amount ($50 minimum) to be withdrawn monthly or quarterly or have your shares redeemed at a rate calculated to exhaust the account at the end of a specified period. A fee of $1.50 or less may be charged for each withdrawal. You must own shares in an open account valued at $10,000 when you first authorize the systematic redemption plan. You may cancel or change your plan or redeem all your shares at any time. We will continue withdrawals until your shares are gone or until the Fund or you cancel the plan.

How to Exchange Shares

Monthly Exchanges:
You may authorize monthly exchanges from your account ($100 minimum) to another
Gold Bank Fund. Exchanges will be continued until all shares have been exchanged or until you terminate the service. You must own shares in an open account valued at $2,500 or more when you first authorize monthly exchanges.

GOLD BANK FUNDS
Equity Fund
Money Market Fund

INVESTMENT ADVISOR, DISTRIBUTOR AND MANAGER
Gold Capital Management, Inc.
Overland Park, Kansas

AUDITORS
Ernst & Young, LLP
Kansas City, Missouri

LEGAL COUNSEL
Stradley, Ronon, Stevens & Young, LLP
Philadelphia, Pennsylvania

CUSTODIAN
State Street Bank and Trust Co.
Kansas City, Missouri

ADMINISTRATOR AND TRANSFER AGENT
Jones & Babson, Inc.
Kansas City, Missouri

ADDITIONAL INFORMATION

The Statement of Additional Information (SAI) contains additional information about the Funds and is incorporated by reference into this Prospectus. The
Funds' annual and semi-annual reports to shareholders will contain additional information about the Funds' investments. In each Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year.

You may obtain a free copy of these documents by contacting the Funds by telephone, mail or e-mail as shown below. You also may call the toll-free number given below to request other information about the Funds and to make shareholder inquiries.

You may review and copy the SAI and other information about the Funds by visiting the Securities and Exchange Commission's Public Reference Room in
Washington, DC (1-202-942-8090) or by accessing the EDGAR database or visiting the Commission's Internet site at http://www.sec.gov. Copies of this information also may be obtained, upon payment of a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing to the Public Reference Section of the
Commission, Washington, DC 20549-0102.

SEC registration numbers
811-10465  Equity Fund
811-10465  Money Market Fund

Gold Bank
Funds

P.O. Box 7410
Overland Park, Kansas 66207

Contact your Gold Capital broker or call
toll free 800-481-2591

www.goldbank.com

JB400A                                                                  01/02

                                     PART B
                                 GOLD BANK FUNDS

                              GOLD BANK EQUITY FUND
                           GOLD BANK MONEY MARKET FUND

                       STATEMENT OF ADDITIONAL INFORMATION

                                 January 1, 2002

          This Statement of Additional Information is not a Prospectus
          but should be read in conjunction with the Gold Bank Funds combined Prospectus dated January 1, 2002. To obtain the
          Prospectus or any available Annual or Semi-Annual Report to
          Shareholders, free of charge, please call the Gold Bank Funds toll-free at 1-800-481-2591. When available, certain
          information from the Annual Report will be incorporated by reference into this statement. The Funds are series of Gold
          Bank Funds, a Delaware business trust organized on July 23, 2001.

                                TABLE OF CONTENTS
                                                                           Page

Investment Objectives, Strategies and Risks

                   INVESTMENT OBJECTIVES, STRATEGIES AND RISKS

Gold Bank Funds (the "Trust") is a Delaware business trust that is an open-end, management investment company comprised of two separate mutual funds (each a
"Fund"). The following information supplements the Prospectus which describes each Fund's investment objective, principal strategies and risks. Unless otherwise indicated, the objectives, principal strategies and investment policies described below and in the Prospectus may be changed by the Board of
Trustees without shareholder approval.

Generally, the policies and restrictions discussed in this SAI and in the
Prospectus apply when a Fund makes an investment. In most cases (with the exception of the restrictions on borrowing and illiquid securities), a Fund is not required to sell a security because circumstances change and the security no longer meets one or more of the Fund's policies or restrictions. If a percentage restriction or limitation is met at the time of investment, a later increase or decrease in the percentage due to a change in the value or liquidity of portfolio securities will not be considered a violation of the restriction or limitation.

                              Gold Bank Equity Fund

The Gold Bank Equity Fund ("Equity Fund") seeks long term growth of capital and income by investing at least 80% of its net assets in equity securities.

Money Market Securities. The Fund may, to a limited extent, and not to deviate from the Fund's normal investment policies, invest a portion of its assets in cash or high-quality, short-term debt obligations readily changeable into cash such as:

(1)      certificates of deposit, bankers' acceptances and other short-term obligations issued domestically by United States commercial banks having assets of at least $1 billion and which are members of the
         Federal Deposit Insurance Corporation or holding companies of such banks;

(2)      commercial paper of companies rated P-2 or higher by Moody's or A-2 or higher by S&P(R), or if not rated by either Moody's or S&P(R), a company's commercial paper may be purchased by the Fund if the company has an outstanding bond issue rated Aa or higher by Moody's or
         AA or higher by S&P(R);

(3)      short-term debt securities which are non-convertible and which have one year or less remaining to maturity at the date of purchase and which are rated Aa or higher by Moody's or AA or higher by S&P(R); and

(4)      negotiable certificates of deposit and other short-term debt obligations of savings and loan associations having assets of at least
         $1 billion and which are members of the Federal Home Loan Banks
         Association and insured by the Federal Savings and Loan Insurance
         Corporation.

These investments may be used for cash management purposes to maintain liquidity in order to satisfy redemption requests or pay unanticipated expenses, or they may be used while the Fund's Advisor looks for suitable investment opportunities.

There may also be times when the Fund attempts to respond to adverse market, economic, political or other conditions by investing up to 100% of its assets in these types of investments for temporary, defensive purposes. During such times, the Fund will not be able to pursue its primary investment objective and, instead, will focus on preserving its assets.

Independent rating organizations rate debt securities based upon their assessment of the financial soundness of the issuer. Generally, a lower rating indicates higher risk. The Fund may buy debt securities that are rated A or higher by Moody's Investors Service, Inc. (Moody's) or Standard & Poor's
Ratings Group (S&P (R)); or unrated debt that is determined to be comparable quality.

                           Gold Bank Money Market Fund

The Gold Bank Money Market Fund (the "Money Market Fund") seeks to earn the maximum amount of income that is consistent with maintaining the safety and liquidity of the Fund's assets, and to maintain a consistent net asset value of
$1 per share. The Fund invests in high quality short-term money market instruments.

Money market instruments are generally described as short-term debt obligations issued by governments, corporations and financial institutions. Usually maturities are one year or less. The yield from these types of instruments is very sensitive to short-term lending conditions. Thus, the income of money market funds will follow closely the trend of short-term interest rates, rising when those rates increase and declining when they fall.

Because of short maturities associated with money market-type securities, fluctuation in the principal value of these securities resulting from changes in short-term interest rates normally will not be sufficient to change the Fund's
$1.00 net asset value (price) per share. Although the Fund's shareholders can anticipate stability in the net asset value of the Fund's shares, it cannot be guaranteed.

Pursuant to Rule 2a-7 of the 1940 Act, the Fund will price its shares according to a procedure known as amortized cost, and will maintain 100% of its assets in securities with remaining maturities of 397 days or less, and limit its investments to those instruments which the Trustees of the Fund determine present minimal credit risks, and which are eligible investments under the rule.
Each Portfolio will maintain a weighted average maturity of 90 days or less.

                          Investment Policies and Risks
                            Applicable to both Funds

Repurchase agreements. The Funds may invest in issues of the U.S. Treasury or an
U.S. government agency that are subject to repurchase agreements. A repurchase agreement involves the sale of securities to the Fund with the concurrent agreement by the seller to repurchase the securities at the Funds' cost plus interest at an agreed rate upon demand or within a specified time, thereby determining the yield during the Funds' period of ownership. The result is a fixed rate of return insulated from market fluctuations during such period.
Under the 1940 Act, repurchase agreements are considered loans by the Funds.

The Funds will enter into repurchase agreements only with U.S. banks having assets in excess of $1 billion that are members of the Federal Deposit Insurance
Corporation and with certain securities dealers that meet the qualifications set from time to time by the Funds' Advisor. The term to maturity of a repurchase agreement normally will be no longer than seven days. Repurchase agreements maturing in more than seven days and other illiquid securities will not exceed
15% of each Fund's net assets.

Risk factors applicable to repurchase agreements. The use of repurchase agreements involves certain risks. For example, if the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, the Funds may incur a loss upon disposition of them. If the seller of the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, disposition of the underlying securities may be delayed pending court proceedings. Finally, it is possible that the Funds may not be able to perfect their interest in the underlying securities. While the Funds' management acknowledges these risks, it is expected that they can be controlled through stringent security selection criteria and careful monitoring procedures.

Borrowing. No Fund will borrow money for the purpose of leveraging its investments. In addition, no Fund will purchase portfolio securities when borrowings exceed 5% of its respective total assets.

Illiquid and restricted securities. No Fund will invest more than a certain percentage of net assets (15% for Equity Fund and 10% for Money Market Fund) in
securities that they cannot sell or dispose of in the ordinary course of business within seven days at approximately the value at which the Fund has valued the investment.

Illiquid securities include repurchase agreements and time deposits with notice/termination dates of more than seven days, certain variable-amount master demand notes that cannot be called within seven days, certain insurance funding agreements, certain unlisted over-the-counter options and other securities that are traded in the U.S. but are subject to trading restrictions because they are not registered under the Securities Act of 1933, as amended (the "1933 Act"). If otherwise consistent with their investment objectives and policies, the Funds may purchase commercial paper issued pursuant to Section 4(2) of the 1933 Act and domestically traded securities that are not registered under the 1933 Act but can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act ("Rule 144A Securities"). These securities will not be considered illiquid so long as the Funds' Advisor determines, under guidelines approved by the Board of Trustees, that an adequate trading market exists.

Risk factors applicable to illiquid and restricted securities. Because illiquid and restricted securities may be difficult to sell at an acceptable price, they may be subject to greater volatility and may result in a loss to a Fund. The practice of investing in Rule 144A Securities could increase the level of a
Fund's illiquidity during any period that qualified institutional buyers become uninterested in purchasing these securities.

Investment in other investment companies. Each Fund may invest in other investment companies, including open-end, closed-end or unregistered investment companies, either within the percentage limits set forth in the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof, or without regard to percentage limits in connection with a merger, reorganization, consolidation or other similar transaction. But no Fund will operate as a fund of funds which invests primarily in the shares of other investment companies as permitted by
Section 12(d)(1)(F) or (G) of the 1940 Act, if its own shares are utilized as investments by such a fund of funds. Under current legal and regulatory requirements under the 1940 Act, each Fund may invest up to 5% of its total assets in the securities of any one investment company, but may not own more than 3% of any investment company or invest more than 10% of its total assets in the securities of other investment companies.

Risk factors applicable to investment in other investment companies. As a shareholder of another investment company, the Fund would be subject to the same risks as any other investor in that company. In addition, it would bear a proportionate share of any fees and expenses paid by that company. These would be in addition to the advisory and other fees paid directly by the Fund.

Securities lending. In order to generate additional income, the Funds may lend securities on a short-term basis to banks, broker-dealers or other qualified institutions. In exchange, the Funds will receive collateral equal to at least
102% of the value of the securities loaned. Securities lending may represent no more than one-third the value of a Fund's total assets (including the loan collateral). Any cash collateral received by a Fund in connection with these loans may be invested in U.S. government securities and other liquid high-grade debt obligations. Changes in the Funds' securities lending policies do not require majority shareholder approval.

Risk factors applicable to securities lending. The main risk when lending portfolio securities is that the borrower might become insolvent or refuse to honor its obligation to return the securities. In this event, a Fund could experience delays in recovering its securities and may incur a capital loss. In addition, a Fund may incur a loss in reinvesting the cash collateral it receives.

                       FUNDAMENTAL INVESTMENT RESTRICTIONS

The Funds have each adopted the following fundamental investment restrictions that cannot be changed without the approval of a "majority of the outstanding voting securities" of the Fund. Under the 1940 Act, a "majority of the outstanding voting securities" of a Fund means the vote of the lessor of: (i)
more than 50% of the outstanding voting securities of the Fund; or (ii) 67% or more of the voting securities of the Fund present at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy.

With respect to certain restrictions described below, legal or regulatory limitations are explained within the investment restrictions. Such explanations are not part of the fundamental investment restriction and may be modified without shareholder approval to reflect changes in the legal and regulatory requirements.

Diversification: Each Fund is classified as a "diversified" investment company under the 1940 Act and a Fund may not change its classification from diversified to non-diversified without shareholder approval.

Explanation: Under the 1940 Act, a diversified Fund may not, with respect to 75%
of its total assets (100% for the Gold Bank Money Market Fund), invest more than
5% of its total assets in securities of any one issuer (except obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and securities issued by investment companies), or purchase more than 10% of the voting securities of any one issuer.

Concentration: The Funds will not make investments that will result in the concentration (as that term may be defined in the 1940 Act, any rule or order thereunder, or U.S. Securities and Exchange Commission ("SEC") staff interpretation thereof) of their investments in the securities of issuers primarily engaged in the same industry.

Explanation: The SEC staff currently takes the position that a mutual fund concentrates its investments in a particular industry if 25% or more of its total assets are invested in issuers within the industry. This restriction does not limit a Fund from investing in obligations issued or guaranteed by the U.S.
government, its agencies or instrumentalities. In applying this fundamental policy concerning industry concentration, the Funds will apply the following criteria, which the Funds consider a non-fundamental policy governing categorization of companies into specific industries. Concentration will be examined by looking at each company's particular niche and not its general industry. In particular, technology companies will be divided according to their products and services; for example, hardware, software, information services and outsourcing, and telecommunications will each be a separate industry.
Furthermore, financial service companies will be classified according to the end users of their services; for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; asset-backed securities will be classified according to the underlying assets securing such securities; and, utility companies will be divided according to their services;
for example, gas, gas transmission, electric and telephone will each be considered a separate industry.

Borrowing and Senior Securities: The Funds will not borrow money or issue senior securities, except as the 1940 Act, any rule thereunder, or SEC staff interpretation thereof, may permit.

Explanation: The following sentence is intended to describe the current regulatory limits relating to senior securities and borrowing activities that apply to mutual funds. A Fund may borrow up to 5% of its total assets for temporary purposes and may also borrow from banks, provided that if borrowings exceed 5%, the Fund must have assets totaling at least 300% of the borrowing when the amount of the borrowing is added to the Fund's other assets. The effect of this provision is to allow a Fund to borrow from banks amounts up to one-third (33 1/3%) of its total assets (including those assets represented by the borrowing).

Underwriting: The Funds will not underwrite the securities of other issuers, except that a Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the Securities Act of 1933.

Real Estate: The Funds will not purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent any Fund from investing in issuers which invest, deal or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.

Commodities: The Funds will not purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Funds from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities.

Lending: The Funds may not make loans, provided that this restriction does not prevent the Funds from purchasing debt obligations, entering into repurchase agreements, and loaning their assets to broker/dealers or institutional investors.

                       PORTFOLIO TRANSACTIONS AND TURNOVER

Decisions to buy and sell securities for the Funds are made by each Fund's
Investment Adviser.

The Funds, in purchasing and selling portfolio securities, will seek the best available combination of execution and overall price (which shall include the cost of the transaction) consistent with the circumstances which exist at the time. The Funds do not intend to solicit competitive bids on each transaction.

The Funds believe that it is in their best interest, and that of their shareholders, to have a stable and continuous relationship with a diverse group of financially strong and technically qualified broker-dealers, who will provide quality executions at competitive rates. Broker-dealers meeting these qualifications also will be selected for their demonstrated loyalty to the
Funds, when acting on their behalf, as well as for any research or other services provided to the Funds.

The Funds' Advisor may use these research services in servicing all of its accounts and not just for providing services to the Funds. Conversely, a Fund may benefit from research services obtained by its Advisor from the placement of other clients' portfolio brokerage. The Funds normally will not pay a higher commission rate to broker-dealers providing benefits or services to them than they would pay to broker-dealers who do not provide such benefits or services.
But the Funds reserve the right to do so within the principles set out in
Section 28(e) of the Securities Exchange Act of 1934 when it appears that this would be in the best interests of the Funds' shareholders.

No commitment is made to any broker or dealer with regard to placing of orders for the purchase or sale of Fund portfolio securities, and no specific formula is used in placing such business. Allocation is reviewed regularly by both the
Board of Trustees of Gold Bank Funds and by the Funds' Advisor.

It is not the Funds' practice to allocate brokerage or principal business on the basis of sales of their shares that may be made through intermediary broker-dealer firms. But they may place portfolio orders with qualified broker-dealers who recommend a Fund to other clients, or who act as agent in the purchase of Fund shares for their clients.

When the Funds' Advisor in its fiduciary capacity believes it to be in the best interests of the Funds' shareholders, a Fund may join with the Advisor's other clients in acquiring or disposing of a portfolio holding. Securities acquired or proceeds obtained will be equitably distributed between the Fund and other clients participating in the transaction. In some instances, this investment procedure may affect the price paid or received by the Fund or the size of the position obtained by the Fund.

The Fund does not engage in frequent trading and turnover tactics for short-term gains, however, the Advisor will effect portfolio transactions without regard to holding period if, in its judgment, such transactions are advisable in light of a change in circumstances of a particular company or within a particular industry or in general market, economic or financial conditions. While the Fund anticipates that its annual portfolio turnover rate should not exceed 100% under normal conditions, it is impossible to predict portfolio turnover rates. The portfolio turnover rate is calculated by dividing the lesser of the Fund's annual sales or purchases of portfolio securities (exclusive of purchases or sales of securities whose maturities at the time of acquisition were one year or less) by the monthly average value of the securities in the portfolio during the year.

                              PERFORMANCE MEASURES

From time to time, each of the Funds may advertise its performance in various ways, as summarized below.

Total return. The Funds may advertise "average annual total return" over various periods of time. Such total return figures show the average percentage change in value of an investment in a Fund from the beginning date of the measuring period to the end of the measuring period. These figures reflect changes in the price of the Fund's shares and assume that any income dividends and/or capital gains distributions made by the Funds during the period were reinvested in shares of the Fund. Figures will be given for recent one-, five- and ten-year periods (if applicable), and may be given for other periods as well (such as from commencement of a Fund's operations, or on a year-by-year basis).

The Funds' "average annual total return" figures described and shown below are computed according to a formula prescribed by the Securities and Exchange
Commission. The formula can be expressed as follows:

     P(1+T)n          =      ERV

     Where:     P     =      a hypothetical initial payment of $1000
                T     =      average annual total return
                n     =      number of years
                ERV          = Ending Redeemable Value of a hypothetical $1000
                             payment made at the beginning of the 1, 5, or 10
                             year (or other) periods at the end of the 1, 5, or
                             10 year (or other) periods (or fractional portions
                             thereof).

Yield. The Money Market Fund may quote its yields in advertisements, shareholder reports or other communications to shareholders. Yield information is generally available by calling the Fund toll free 1-800-481-2591.

The current annualized yield for the Fund is computed by: (a) determining the net change in the value of a hypothetical pre-existing account in the Fund having a balance of one share at the beginning of a seven calendar-day period for which yield is to be quoted, (b) dividing the net change by the value of the account at the beginning of the period to obtain the base period return, and (c)
annualizing the results (i.e., multiplying the base period return by 365/7). The net change in value of the account reflects the value of additional shares purchased with dividends declared on the original share and any such additional shares, but does not include realized gains and losses or unrealized appreciation and depreciation. In addition, the Fund may calculate a compound effective yield by adding 1 to the base period return (calculated as described above, raising the sum to a power equal to 365/7 and subtracting 1).

Performance comparisons. In advertisements or in reports to shareholders, the
Funds may compare their performance to that of other mutual funds with similar investment objectives and to stock or other relevant indices. Performance information, rankings, ratings, published editorial comments and listings as reported in national financial publications such as Kiplinger's Personal Finance
Magazine, Business Week, Morningstar Mutual Funds, Investor's Business Daily,
Smart Money, Money Central Investors, Institutional Investor, The Wall Street
Journal, Mutual Fund Forecaster, No-Load Investor, Money, Forbes, Fortune,
Barron's Financial World, U.S. News & World Report, USA Today, Bloomberg's
Personal Finance, Income & Safety, The Mutual Fund Letter, United Mutual
Fund Selector, No-Load Fund Analyst, No-Load Fund X, Louis Rukeyser's Wall
Street newsletter, Donoghue's Money Letter, CDA Investment Technologies, Inc.,
Wiesenberger Investment Companies Service, Donoghue's Mutual Fund Almanac, Bank
Rate Monitor and Donoghue's Money Fund Report may also be used in comparing performance of the Funds. Performance comparisons should not be considered as representative of the future performance of the Funds.

                    HOW THE FUNDS' SHARES ARE DISTRIBUTED

Gold Capital Management, Inc. (the "Distributor"), located at 10975 El Monte,
Suite 225, Overland Park, Kansas 66211 serves as the distributor of the shares of the Funds pursuant to a Distribution Agreement with the Trust dated December
5, 2001 (the "Distribution Agreement"). Gold Capital Management, Inc. is
registered as a broker-dealer under the Securities Exchange Act of 1934 and each state's securities laws and is a member in good standing of the NASD. The offering of the Fund's shares is continuous. The Distribution Agreement provides that the Distributor, as agent in connection with the distribution of Fund shares, will use its best efforts to solicit orders for the sale of Fund shares and undertake such advertising and promotion as it deems reasonable, including, but not limited to, advertising, compensation to underwriters, dealers and sales personnel, printing and mailing prospectuses to persons other than current Fund shareholders, and printing and mailing sales literature.

Gold Capital Management does not receive any fee or other compensation under the distribution agreement which continues in effect until October 31, 2003, and which will continue automatically for successive annual periods ending each
October 31, if continued at least annually by the Board of Trustees, including a majority of those Trustees who are not parties to such agreement or interested persons of any such party. It terminates automatically if assigned by either party or upon 60 days written notice by either party to the other.

Distribution and Shareholder Servicing (12b-1) Plan. The Board of Trustees has
adopted a Distribution and Shareholder Servicing Plan on behalf of the Equity
Fund, in accordance with Rule 12b-1 under the 1940 Act. The Equity Fund is authorized under the Plan to use the assets of the Equity Fund to compensate
Gold Capital Management, Inc. or others for expenses incurred by such parties in the promotion and distribution of the shares of the Equity Fund and for providing services to shareholders. The Plan authorizes the use of distribution fees to pay expenses including, but not limited to, printing prospectuses and reports used for sales purposes, preparing advertising and sales literature, and other distribution and shareholder servicing related expenses. Payments made under the Plan may exceed the expenses actually incurred by the distributor. The maximum amount payable under the Plan is 0.25% of the Equity Fund's average net assets on an annual basis. Because these fees are paid out of the Equity Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment.

The NASD's maximum sales charge rule relating to mutual fund shares establishes limits on all types of sales charges, whether front-end, deferred or asset-based. This rule may operate to limit the aggregate distribution fees to which shareholders may be subject under the terms of the Plan.

The Plan requires that any person authorized to direct the disposition of monies paid or payable by the Equity Fund pursuant to the Plan or any related agreement prepare and furnish to the Trustees for their review, at least quarterly, written reports complying with the requirements of the Rule and setting out the amounts expended under the Plan and the purposes for which those expenditures were made. The Plan provides that so long as it is in effect the selection and nomination of Trustees who are not interested persons of the Trust will be committed to the discretion of the Trustees then in office who are not interested persons of the Trust.

Neither the Plan nor any related agreements can take effect until approved by a majority vote of both all the Trustees and those Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan, cast in person at a meeting called for the purpose of voting on the Plan and the related agreements. The Plan was approved by the Trustees on December 5, 2001.

The Plan will continue in effect only so long as its continuance is specifically approved at least annually by the Trustees in the manner described above for
Trustee approval of the Plan. The Plan may be terminated at any time by a majority vote of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operations of the Plan or in any agreement related to the Plan or by vote of a majority of the outstanding voting securities of the Equity Fund.

The Plan may not be amended so as to materially increase the amount of the distribution fees for the Equity Fund unless the amendment is approved by a vote of at least a majority of the outstanding voting securities of the Equity Fund.
In addition, no material amendment may be made unless approved by the Trustees in the manner described above for Trustee approval of the Plan.

                         HOW SHARE PURCHASES ARE HANDLED

The Funds cannot process transaction requests that are not complete and in good order, as described in the Prospectus. If you use the services of any other broker to purchase or redeem shares of the Funds, that broker may charge you a fee. Each order accepted will be fully invested in whole and fractional shares, unless the purchase of a certain number of whole shares is specified, at the net asset value per share next effective after the order is accepted by the Fund.

Each investment is confirmed by a year-to-date statement that provides the details of the immediate transaction, plus all prior transactions in your account during the current year. This includes the dollar amount invested, the number of shares purchased or redeemed, the price per share, and the aggregate shares owned. A transcript of all activity in your account during the previous year will be furnished each January. By retaining each annual summary and the last year-to-date statement, you have a complete detailed history of your account that provides necessary tax information. A duplicate copy of a past annual statement is available at its cost, subject to a minimum annual charge of
$5 per account.

Each statement and transaction confirmation will request that you inform the
Fund in writing of any questions about the information presented. If you do not notify the Fund in writing of any questions within the specified time period, it will indicate that you have approved the information.

The shares you purchase are held by the Funds in an open account, thereby relieving you of the responsibility of providing for the safekeeping of a negotiable share certificate. The Funds do not intend to issue new certificated shares for any accounts. But, if a certificate of shares is issued, the certificate, with a signature guarantee, must be sent to the Funds' transfer agent to redeem shares.

If an order to purchase shares must be canceled due to non-payment, the purchaser will be responsible for any loss incurred by the Funds arising out of such cancellation. To recover any such loss, the Funds reserve the right to redeem shares owned by any purchaser whose order is canceled, and such purchaser may be prohibited or restricted in the manner of placing further orders.

The Funds reserve the right in their sole discretion to withdraw all or any part of the offering made by the prospectus or to reject purchase orders when, in the judgment of management, such withdrawal or rejection is in the best interest of the Funds and its shareholders. The Funds also reserve the right at any time to waive or increase the minimum requirements applicable to initial or subsequent investments with respect to any person or class of persons, which includes shareholders of the Funds' special investment programs.

The Funds reserve the right to refuse to accept orders for Fund shares unless accompanied by payment, except when a responsible person has indemnified the
Fund against losses resulting from the failure of investors to make payment. In the event that the Funds sustains a loss as the result of failure by a purchaser to make payment, the Funds' transfer agent will cover the loss.

                              REDEMPTION OF SHARES

The Funds will transmit redemption proceeds to the proper party, as instructed, as soon as practicable after a redemption request has been received in good order and accepted, but in no event later than the third business day thereafter. Transmissions are made by mail unless an expedited method has been authorized and specified in the redemption request. The Funds will not be responsible for the consequences of delays including delays in the banking or
Federal Reserve wire systems. In the case of redemption requests made within 15 days of the date of purchase, the Funds may delay transmission of proceeds until such time as it is certain that unconditional payment in federal funds has been collected for the purchase of shares being redeemed or 15 days from the date of purchase, whichever occurs first.

Due to the high cost of maintaining smaller accounts, the Trustees have authorized the Funds to close shareholder accounts where their value falls below the current minimum initial investment requirement at the time of initial purchase as a result of redemptions and not as the result of market action, and remains below this level for 60 days after each such shareholder account is mailed a notice of: (1) the Fund's intention to close the account, (2) the minimum account size requirement, and (3) the date on which the account will be closed if the minimum size requirement is not met. Since the minimum investment amount and the minimum account size are the same, any redemption from an account containing only the minimum investment amount may result in redemption of that account.

The right of redemption may be suspended, or the date of payment postponed beyond the normal three-day period by the Board of Trustees under the following conditions authorized by the 1940 Act: (1) for any period (a) during which the
New York Stock Exchange is closed, other than customary weekend and holiday closing, or (b) during which trading on the New York Stock Exchange is restricted; (2) for any period during which an emergency exists as a result of which (a) disposal by the Funds of securities owned by it is not reasonably practicable, or (b) it is not reasonably practicable for the Funds to determine the fair value of its net assets; or (3) for such other periods as the
Securities and Exchange Commission may by order permit for the protection of the
Funds' shareholders.

Gold Bank Funds has elected to be governed by Rule 18f-1 under the 1940 Act, pursuant to which the Funds are obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of a Fund's net asset value during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, a Fund may redeem the excess in kind. If shares are redeemed in kind, the redeeming shareholder may incur brokerage costs in converting the assets to cash. The method of valuing securities used to make redemptions in kind will be the same as the method of valuing portfolio securities described under "How Share Price is Determined" in the Prospectus, and such valuation will be made as of the same time the redemption price is determined.

                              SIGNATURE GUARANTEES

Signature guarantees normally reduce the possibility of forgery and are required in connection with certain redemptions. Signature guarantees are required in connection with all redemptions of $50,000 or more by mail, or changes in share registration, except as hereinafter provided. These requirements may be waived by the Fund in certain instances where it appears reasonable to do so and will not unduly affect the interest of other shareholders. Signature(s) must be guaranteed by an "eligible guarantor institution" as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934. Eligible guarantor institutions include: (1) national or state banks, savings associations, savings and loan associations, trust companies, savings banks, industrial loan companies and credit unions; (2) national securities exchanges, registered securities associations and clearing agencies; or (3) securities broker/dealers which are members of a national securities exchange or clearing agency or which have a minimum net capital of $100,000. A notarized signature is not sufficient for the request to be in proper form.

Signature guarantees will be waived for mail redemptions of $50,000 or less, but they will be required regardless of the size of the redemption if the checks are to be payable to someone other than the registered owner(s), or are to be mailed to an address different from the registered address of the shareholder(s).
Signature guarantees are also required for a change in account registration or redemption instructions.

Signature guarantees must appear together with the signature(s) of the registered owner(s) on: (1) a separate instrument of assignment, which should specify the total number of shares to be redeemed (this "stock power" may be obtained from the Fund or from most banks or stock brokers); or (2) all stock certificates tendered for redemption.

                   ADDITIONAL PURCHASE AND REDEMPTION POLICIES

The Funds reserve the right to:

o    Waive or increase the minimum investment requirements with respect to any person or class of persons, which include shareholders of the Funds'
     special investment programs.

o    Cancel or change the telephone investment service, the telephone exchange service and the automatic monthly investment plan without prior notice to you where in the best interest of the Funds and their investors.

o    Cancel or change the telephone redemption service at any time without notice.

o    Begin charging a fee for the telephone investment service or the automatic monthly investment plan and to cancel or change these services upon 15 days written notice to you.

o    Begin charging a fee for the systematic redemption plan upon 30 days written notice to you.

o    Waive signature guarantee requirements in certain instances where it appears reasonable to do so and will not unduly affect the interests of other shareholders. We may waive the signature guarantee requirement if you authorize the telephone redemption methods at the same time you submit the initial application to purchase shares.

o    Require signature guarantees if there appears to be a pattern of redemptions designed to avoid the signature guarantee requirement, or if we have other reason to believe that this requirement would be in the best interests of the Funds and their shareholders.

Market timers. The Funds may refuse to sell shares to market timers. You will be considered a market timer if you have (i) requested a redemption of Fund shares within two weeks of an earlier purchase request, (ii) make investments of large amounts of $1 million or more followed by a redemption request in close proximity to the purchase or (iii) otherwise seem to follow a timing pattern.
Shares under common ownership or control are combined for these purposes.

                          HOW SHARE PRICE IS DETERMINED

The net asset value per share of each Fund's portfolio is computed once daily, as described in the prospectus, Monday through Friday, at the specific time during the day that the Board of Trustees sets at least annually, except on days on which changes in the value of a Fund's portfolio securities will not materially affect the net asset value, or days during which no security is tendered for redemption and no order to purchase or sell such security is received by the Fund, or the following holidays:

     New Year's Day                 January 1

     Martin Luther King, Jr.        Third Monday in
         Day                        January

     Presidents' Holiday            Third Monday in February

     Good Friday                    Friday before Easter

     Memorial Day                   Last Monday in May

     Independence Day               July 4

     Labor Day                      First Monday in September

     Thanksgiving Day               Fourth Thursday in November

     Christmas Day                  December 25

                   DIVIDENDS, DISTRIBUTIONS AND THEIR TAXATION

2001 Tax Act. On June 7, 2001, President Bush signed into law the Economic
Growth and Tax Relief Reconciliation Act of 2001 (the Tax Act). The Tax Act
includes provisions that significantly reduce individual income tax rates, provide for marriage penalty relief, eliminate current phase-outs of the standard deduction and personal exemptions, provide for additional savings incentives for individuals (generally by increasing the maximum annual contribution limits applicable to retirement and education savings programs), and provide for limited estate, gift and generation-skipping tax relief. While these provisions have an important tax impact on individual investors in a Fund, their impact on the Fund itself are limited (as is discussed in the following paragraphs).

Distributions of net investment income. In general, the Funds receive income in the form of dividends or interest on their investments. This income, less expenses incurred in the operation of a Fund, constitutes a Fund's net investment income from which dividends may be paid to investors. If you are a taxable investor, any income the Fund pays will be taxable to you as ordinary income, whether you take them in cash or in additional shares.

Distributions of capital gains. In general, the Funds may derive capital gains and losses in connection with sales or other dispositions of their portfolio securities. Distributions from net short-term capital gains will be taxable as ordinary income. Distributions from net long-term capital gains will be taxable as long-term capital gain, regardless of how long a Fund's shares have been held. Any net capital gains realized by a Fund generally will be distributed once each year, but they may be distributed more frequently, if necessary to reduce or eliminate excise or income taxes on the Fund.

Taxation of five year gains - Shareholders in the 10 and 15% federal brackets.
If you are in the 10 or 15% individual income tax bracket, capital gain distributions are generally subject to a maximum rate of tax of 10%. However, if you receive distributions from a Fund's sale of securities held for more than five years, these gains are subject to a maximum rate of tax of 8%. A Fund will inform you in January of the portion of any capital gain distributions you received for the previous year that were five year gains qualifying for this reduced tax rate.

Shareholders in higher federal brackets. If you are in a higher individual income tax bracket (for example, the 25%, 28%, 33% or 35% brackets when these brackets are fully phased-in in the year 2006), capital gain distributions are generally subject to a maximum rate of tax of 20%. Beginning in the year 2006, any distributions from a Fund's sale of securities purchased after January 1,
2001 and held for more than five years will be subject to a maximum rate of tax of 18%.

Information on the amount and tax character of distributions. The Funds will inform you of the amount of your ordinary income dividends and capital gains distributions at the time they are paid, and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year.
If you have not held Fund shares for a full year, a Fund may designate and distribute to you, as ordinary income or capital gains, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the Fund.

Election to be taxed as a regulated investment company. Each Fund has elected to be treated as a regulated investment company under Subchapter M of the Internal
Revenue Code and intends to so qualify during the current fiscal year. As regulated investment companies, the Funds generally pay no federal income tax on the income and gains they distribute to you. The Board of Trustees reserves the right not to maintain the qualification of a Fund as a regulated investment company if it determines this course of action to be beneficial to shareholders.
In that case, the Fund will be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you will be taxed as ordinary dividend income to the extent of such Fund's earnings and profits.

Excise tax distribution requirements. To avoid federal excise taxes, the
Internal Revenue Code requires each Fund to distribute to you by December 31 of each year, at a minimum, the following amounts: 98% of its taxable ordinary income earned during the calendar year; 98% of its capital gain net income earned during the twelve month period ending October 31; and 100% of any undistributed amounts from the prior year. Each Fund intends to declare and pay these amounts twice a year, usually in June and in December (or in January that are treated by you as received in December) to avoid these excise taxes, but can give no assurances that its distributions will be sufficient to eliminate all taxes.

Redemption of Fund shares. Redemptions (including redemptions in-kind) and exchanges of Fund shares are taxable transactions for federal and state income tax purposes. If you redeem your Fund shares, or exchange your Fund shares for shares of a different Gold Bank Fund, the IRS will require that you report any gain or loss on your redemption or exchange. If you hold your shares as a capital asset, any gain or loss that you realize will be capital gain or loss and will be long-term or short-term, generally depending on how long you hold your shares.

Taxation of five year gains - Shareholders in the 10 and 15% federal brackets.
If you are in the 10 or 15% individual income tax bracket, gains from the sale of your Fund shares are generally subject to a maximum rate of tax of 10%.
However, if you have held your shares for more than five years, these gains are subject to a maximum rate of tax of 8%.

Shareholders in higher federal brackets. If you are in a higher individual income tax bracket (for example, the 25%, 28%, 33% or 35% bracket when these brackets are fully phased-in), any gains from the sale of your Fund shares are generally subject to a maximum rate of tax of 20%. Beginning in the year 2006, any gains from the sale of Fund shares purchased after January 1,2001, and held for more than five years will be subject to a maximum rate of tax of 18%. You may, however, elect to mark your Fund shares to market as of January 2, 2001. If you make this election, any Fund shares that you acquired before this date will also be eligible for the 18% maximum rate of tax, beginning in 2006.

Any loss incurred on the sale or exchange of shares held for six months or less is treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by the Fund on those shares. All or a portion of any loss that you realize upon the redemption of your fund shares will be disallowed to the extent that you buy other shares in such fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption.
Any loss disallowed under these rules will be added to your tax basis in the new shares you buy.

U.S. government obligations - Income earned on certain U.S. government obligations is exempt from state and local personal income taxes if earned directly by you. States also grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment or reporting requirements that must be met by a
Fund. Income on Fund investments in other certain obligations, such as repurchase agreements collateralized by U.S. government obligations, commercial paper and federal agency-backed obligations (e.g., Government National Mortgage
Association (GNMA) or Federal National Mortgage Association (FNMA) obligations), generally does not qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

Dividends-received deduction for corporations. If you are a corporate shareholder, you should note that only a small percentage of the dividends paid by the Funds for this fiscal year are expected to qualify for the dividends-received deduction. Qualifying dividends are generally limited to dividends of domestic corporations. In some circumstances, you may be allowed to deduct these qualified dividends, thereby reducing the tax that you would otherwise be required to pay on these dividends. The dividends-received deduction will be available only with respect to dividends designated by such
Fund as eligible for such treatment. All dividends (including the deducted portion) must be included in your alternative minimum taxable income calculation.

Investment in complex securities - A Fund may invest in complex securities, such as covered call options, that could affect whether gains and losses it recognizes are treated as ordinary income or capital gains, or could affect the amount, timing and/or tax character of income distributed to you. A Fund may also invest in securities issued or purchased at a discount, such as zero coupon securities, that could require it to accrue and distribute income not yet received. In order to generate sufficient cash to make these distributions, the
Fund could be required to sell securities in its portfolio that it otherwise might have continued to hold. These rules could affect the amount, timing and/or tax character of income distributed to you.

                 Control Persons and Principal Holders of Shares

Certain officers and Trustees of Gold Bank Funds are also officers, directors or trustees or both of Gold Capital Management, Inc. or its affiliates. As of
December 6, 2001, which was prior to the public offering of the Funds' shares,
Gold Capital Management, Inc., was the holder of 100% of each Fund's shares and there were no other control persons or principal holders of shares of the Funds.
Control persons are persons deemed to control a Fund because they own beneficially 25% of the outstanding equity securities. Principal holders are persons that own beneficially 5% or more of a Fund's outstanding equity securities.

                     INVESTMENT ADVISORY AND OTHER SERVICES

Gold Capital Management, Inc. serves as the Funds' manager and investment adviser pursuant to a Management Agreement with the Trust dated December 5,
2001.  As manager, Gold Capital Management, Inc. provides or obtains at its own cost most of the services required to operate the Funds including transfer agency, fund accounting, custody and fund administration.  Gold Capital
Management, Inc. also provides investment advisory services and is responsible for managing the assets and making investment decisions for each Fund.  Gold
Capital Management, Inc. has its principal offices at 10975 El Monte, Suite 225,
Overland Park, Kansas  66211.

Under the Management Agreement, the Equity Fund and Money Market Fund pay the
Advisor a monthly fee computed on average daily net assets of each Fund at the annual rate of 0.75% for the Equity Fund, and 0.50% for the Money Market Fund.
The management fees are computed and accrued daily and are payable monthly.

The Management Agreement provides for the Funds to pay for all other services and expenses not specifically assumed by the Advisor. Examples of expenses paid by the Funds include registration fees, foreign custody and accounting fees, printing and distribution of shareholder reports, independent Trustee fees and expenses and fees of outside legal and accounting firms. In addition, operating expenses not required in the normal operation of the Funds are also payable by the Funds. These expenses include taxes, interest, governmental charges and fees, including registration of the Funds with the Securities and Exchange
Commission, and the fees payable to various States, brokerage costs, dues, and all extraordinary costs including expenses arising out of anticipated or actual litigation or administrative proceedings. The Advisor has agreed to waive fees and/or make payments to limit Fund expenses in order to limit annual total operating expenses of the Equity Fund and the Money Market Fund to 1.05% and
0.55%, respectively, of the average daily net assets of each Fund. To the extent that the Adviser waives fees or pays expenses, it may seek to recoup such waived fees or expense payments if Fund expenses decrease so that fee waivers or payments are no longer necessary to maintain expense limitations. The Adviser may only recoup amounts it waived and/or paid within three years. The contractual expense limitation arrangement expires annually as of December 31, and can be renewed by the Adviser and the Funds' Board of Trustees each year.

Gold  Capital  Management,  Inc. is a wholly  owned  subsidiary  of Gold Banc
Corporation,  Inc.,  Overland  Park,  Kansas.  Gold Banc Corporation,  Inc.
also does business under the name of Gold Bank. Gold Capital  Management,  Inc.
is a leading  midwest  brokerage and investment  management  firm.  Its clients  include  commercial  banks,  trusts,  qualified  retirement  plans, insurance  companies, corporations,  government entities,  foundations and high net worth individuals.  The firm is registered as an investment adviser under the Investment Advisers Act of 1940.

The Fund's shares are made available to participants in employer-sponsored retirement or savings plans and to persons purchasing through financial intermediaries, such as banks, broker-dealers and insurance companies. The
Fund's distributor enters into contracts with various banks, broker-dealers, insurance companies and other financial intermediaries ("third party distributors") with respect to the sale of the Fund's shares, the use of the
Fund's shares in various investment products, and/or in connection with various financial services. In addition to distribution services, third party distributors may perform certain administrative services, like record-keeping and general administration, that are usually provided by the Fund's transfer agent. To enable the Fund's shares to be made available through these third party distributors and to compensate them for their services, the Equity Fund pays a 12b-1 service or distribution fee of 0.25% per annum.

                         GENERAL INFORMATION AND HISTORY

Gold Bank Funds (the "Trust") which consists of two separate series - Gold Bank
Equity Fund series and Gold Bank Money Market Fund series - was organized as a business trust under the Delaware Business Trust Act on July 23, 2001. Each series represents interests in a separate portfolio of investments and is subject to separate liabilities. Shares of each series are entitled to vote as a series only to the extent required by the 1940 Act or as permitted by the
Trustees. The beneficial interest of each series is divided into an unlimited number of shares, with no par value. Each share has equal dividend, voting, liquidation and redemption rights. There are no conversion or preemptive rights.
Shares, when issued, will be fully paid and nonassessable. Fractional shares have proportional voting rights. Shares will be maintained in open accounts on the books of the transfer agent, and certificates for shares will generally not be issued. The Trust does not intend to hold regular annual shareholder meetings. Upon the Trust's liquidation, all shareholders of a series would share pro-rata in the net assets of such series available for distribution to shareholders of the series, but, as shareholders of such series, would not be entitled to share in the distribution of assets belonging to any other series.

If they deem it advisable and in the best interests of shareholders, the
Trustees may create additional series of shares and may create multiple classes of shares of each series, which may differ from each other as to expenses and dividends.

Code of Ethics. The Trust, its investment adviser and principal underwriter have each adopted a code of ethics, as required by federal securities laws. Under each code of ethics, persons who are designated as access persons may engage in personal securities transactions, including transactions involving securities that may be purchased, held or sold by any Fund, subject to certain general restrictions and procedures. Each code of ethics contains provisions designed to substantially comply with the recommendations contained in the Investment
Company Institute's 1994 Report of the Advisory Group on Personal Investing. The
codes of ethics are on file with the Securities and Exchange Commission.

                              TRUSTEES AND OFFICERS

The officers of the Trust manage the Trust's day-to-day operations pursuant to the laws of the State of Delaware. The Trust's officers and its Advisor are subject to the supervision and control of the Board of Trustees. The Trustees have approved contracts under which certain companies provide essential management services to the Funds. The Funds pay the fees for the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust or the
Advisor.

The following table lists the name, age, and address of the Trustees and
Officers of the Trust.

*Larry D. Armel (59),  Trustee and Chairman.  Retired since January 2000.
Previously  President and Director,  Jones &  Babson,  Inc. and of each of the Babson Funds, UMB Scout Funds, Buffalo Funds and the Investors Mark Series
Fund, Inc.; Leawood, KS.

*Malcolm M. Aslin (53),  Trustee and Chief  Executive  Officer.  President  and
Chief  Operating  Officer,  Gold Bank,  Overland  Park, Kansas since February
1999.  Previously Chairman of Western National Bank and Unison Bancorporation.

*David B. Anderson (56),  Trustee and Vice  President.  Senior Vice President
of Gold Capital  Management,  Inc.  since April 2000. Previously  served as officer in charge of the Trust Investment Division of UMB Bank, Kansas City,
Missouri.

George R. Adair (81), Trustee.  Retired each of the past five years.  Previously served with U.S. Safety Corporation, Kansas City, Missouri.

Norman L. Cochran (79),  Trustee.  Retired each of the last five years.
Previously served with Ernst & Young,  LLP, and VF Corporation, both of Kansas City, Missouri.

Sue Heckart (62), Trustee.  President of Heckart Funeral Homes, Sedalia,
Missouri, each of the past five years.

Thomas A. Knox (25), Trustee.  PhD candidate, Harvard University, Cambridge,
Massachusetts.  Previously a student at Harvard each of the past five years.

P. Bradley Adams (41), Vice President and Treasurer.  Vice President and
Treasurer,  Jones &  Babson,  Inc., and each of the Babson
and Buffalo Funds, Principal Financial Officer, Investors Mark Series Fund, Inc.
and J&B Funds, Kansas City, Missouri, each of the past five years.

Martin A. Cramer (51), Vice President and Secretary.  Vice President and
Secretary,  Jones &  Babson,  Inc., and each of the Babson
and Buffalo Funds;  Secretary and Assistant Vice President,  J&B Funds;
Secretary,  Investors Mark Series Fund, Inc., Kansas City,
Missouri, each of the past five years.

Stephen R. Oliver (50), Vice President and Chief Compliance Officer.  Senior
Vice President,  Gold Capital  Management,  Inc., Overland Park, Kansas, since
1998.  Mr. Oliver previously served as Senior Vice President for Spectrum
Capital, Inc.

The independent trustees will be compensated $125 per meeting per Fund, with a
$1,500 retainer per year.

                                    CUSTODIAN

The Funds' assets are held for safekeeping by an independent custodian, State
Street Bank & Trust Co., Inc, Kansas City, Missouri ("SSB"). This means SSB, rather than a Fund, has possession of the Fund's cash and securities. SSB is not responsible for any Fund's investment management or administration. But, as directed by the Trust's officers, it delivers cash to those who have sold securities to a Fund in return for such securities, and to those who have purchased portfolio securities from the Fund, it delivers such securities in return for their cash purchase price. It also collects income directly from issuers of securities owned by a Fund and holds this for payment to shareholders after deduction of the Fund's expenses. The custodian is compensated for its services by the Advisor.

                        ADMINISTRATOR AND TRANSFER AGENT

Jones &  Babson,  Inc. serves as administrator  and transfer agent for the
Funds.  The  administrator  services include  regulatory support and funds accounting.

As compensation for all the foregoing services, the Fund pays Gold Capital
Management a fee at the annual rate of (0.75%) for the Equity Fund and
(0.50%)for the Money Market Fund of average daily net assets from which Gold
Capital Management, Inc. pays Jones & Babson, Inc. a fee of 35/100 of 1%
(.35%) for the Equity Fund and a fee of 25/100 of 1% (.25%) for the Money Market
Fund of average daily net assets. Both fees are computed daily; the fee to Gold
Capital Management, Inc. is paid monthly.

Jones &  Babson,  Inc. is a wholly-owned  subsidiary of Business Men's
Assurance  Company of America,  which is considered to be a controlling  person under the Investment  Company Act of 1940.  Assicurazioni  Generali S.P.A.,  an
insurance  organization  founded in 1831 based in Trieste,  Italy, is considered to be a controlling  person and is the ultimate parent of Business
Men's Assurance Company of America.  Mediobanca is a 5% owner of Generali.

                              INDEPENDENT AUDITORS

The Trust's financial statements are audited annually by independent auditors approved by the Trustees each year. Ernst & Young LLP, One Kansas City
Place, 1200 Main Street, Suite 2000, Kansas City, Missouri 64105, serves as the
Trust's present independent auditor.

                            DESCRIPTION OF COMMERCIAL
                                  PAPER RATINGS

Moody's - Moody's commercial paper rating is an opinion of the ability of an issuer to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's has one rating - prime. Every such prime rating means Moody's believes that the commercial paper note will be redeemed as agreed. Within this single rating category are the following classifications:
            Prime - 1      Highest Quality

            Prime - 2      Higher Quality

            Prime - 3      High Quality

The criteria used by Moody's for rating a commercial paper issuer under this graded system include, but are not limited to the following factors:
     (1)      evaluation of the management of the issuer;

     (2)      economic  evaluation  of the issuer's  industry or  industries and an appraisal of  speculative  type risks which may be
              inherent in certain areas;

     (3)      evaluation of the issuer's products in relation to competition and customer acceptance;

     (4)      liquidity;

     (5)      amount and quality of long-term debt;

     (6)      trend of earnings over a period of ten years;

     (7)      financial strength of a parent company and relationships which exist with the issuer; and

     (8)      recognition by the management of obligations  which may be present or may arise as a result of public interest  questions
              and preparations to meet such obligations.

S&P - Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely repayment of debt having an original maturity of no more than 270 days. Ratings are graded into four categories, ranging from "A"
for the highest quality obligations to "D" for the lowest. The four categories are as follows:

     "A"   Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designations 1, 2, and 3 to indicate the relative degree of safety.

     "A-1" This designation indicates that the degree of safety regarding timely payment is very strong.

     "A-2" Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as
           overwhelming.

     "A-3" Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

     "B"   Issues rated "B" are regarded as having only an adequate capacity for timely payment. Furthermore, such capacity may be damaged by changing conditions or short-term adversities.

     "C"   This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

     "D"   This rating indicates that the issuer is either in default or is expected to be in default upon maturity.

                              FINANCIAL STATEMENTS

                         Report of Independent Auditors

The Shareholder and Board of Trustees
Gold Bank Funds

We have audited the accompanying statements of net assets of Gold Bank Funds
(comprised of Gold Bank Equity Fund and Gold Bank Money Market Fund) (the Trust)
as of December 6, 2001. These statements of net assets are the responsibility of the Trust's management. Our responsibility is to express an opinion on these statements of net assets based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statements of net assets are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statements of net assets.
Our procedures included confirmation of cash as of December 6, 2001, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall statement of net assets presentation. We believe that our audits of the statements of net assets provide a reasonable basis for our opinion.

In our opinion, the statements of net assets referred to above present fairly, in all material respects, the financial position of each of the respective funds comprising the Trust at December 6, 2001, in conformity with accounting principles generally accepted in the United States.

                                                      /s/ Ernst & Young LLP
Kansas City, Missouri
December 6, 2001

                                 Gold Bank Funds

                            Statements of Net Assets

                                December 6, 2001

                                                                                                     Gold Bank
                                                                                    Gold Bank          Money
                                                                                     Equity            Market
                                                                                      Fund              Fund
                                                                                ------------------------------------
                                                                                ------------------------------------
Assets
Cash                                                                                  $50,000          $50,000
                                                                                ------------------------------------
                                                                                ------------------------------------

Net assets applicable to outstanding shares                                           $50,000          $50,000
                                                                                ====================================

Capital shares, $1.00 par value
Shares of beneficial interest authorized                                            Unlimited        Unlimited
                                                                                ====================================

Shares of beneficial outstanding                                                        5,000           50,000
                                                                                ====================================

Net asset value per share                                                              $10.00            $1.00
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See accompanying notes.

                                 Gold Bank Funds

                        Note to Statements of Net Assets

                                December 6, 2001

Note - Significant Accounting Policies

Organization

Gold Bank Funds (the Trust) was organized as a Delaware business trust on July
23, 2001 and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. An unlimited number of shares of beneficial interest in the Trust on July 23, 2001 were authorized. The
Trust is comprised of Gold Bank Equity Fund and Gold Bank Money Market Fund.
Gold Capital Management, Inc. serves as the Company's manager and distributor
(the Manager). The costs of organization will be paid by the Manager.

Management Fees

The Manager will charge the Gold Bank Equity Fund and Gold Bank Money Market
Fund a fee based on an annual rate of 0.75% and 0.5%, respectively, of each fund's average daily net assets. The funds comprising the Trust will pay for all other services and expenses not specifically assumed by the Manager such as registration fees, foreign custody fees, printing and distribution of regulatory reports, and the fees of outside legal and accounting firms. The Manager has agreed to waive fees and reimburse expenses in order to limit the operating expenses of Gold Bank Equity Fund and Gold Bank Money Market Fund to 1.05% and
0.55%, respectively, of the average daily net assets of each fund. Certain officers and directors of the Trust are also officers or directors of the
Manager.

Distribution Plan

The Gold Bank Equity Fund has adopted a Distribution Plan related to the offering of shares pursuant to Rule 12b-1 under the Investment Company Act of
1940. The plan provides for payments at an annual rate of 0.25% of the average daily net assets of the Gold Bank Equity Fund.

Federal and State Taxes

The Trust intends to qualify as a "regulated investment company" under the
Internal Revenue Code and intends to distribute each year substantially all of its net investment income and realized capital gains to its shareholders.